Earnings Per Share (Notes)	12 Months Ended
Dec. 31, 2014
Earnings Per Share [Abstract]
Earnings Per Share
Earnings Per Share
Basic and diluted earnings per common share ("EPS") are calculated as follows:

(In thousands, except per share amounts)	2014	2013	2012
Loss from continuing operations	$(62,536)	$(15,815)	$(403,034)
Loss from discontinued operations	—	—	(1,983)
Net loss	$(62,536)	$(15,815)	$(405,017)

Weighted average common shares outstanding (used to calculate basic EPS)	46,963	46,577	46,059
Dilutive effect of stock options and other stock awards	—	—	—
Weighted average common shares outstanding (used to calculate diluted EPS)	46,963	46,577	46,059

Continuing operations	$(1.33)	$(0.34)	$(8.75)
Discontinued operations	—	—	(0.04)
Loss per common share – basic	$(1.33)	$(0.34)	$(8.79)

Continuing operations	$(1.33)	$(0.34)	$(8.75)
Discontinued operations	—	—	(0.04)
Loss per common share – diluted	$(1.33)	$(0.34)	$(8.79)

If we had generated net income for the years ended December 31, 2014, 2013 and 2012, an additional 1.3 million, 0.9 million and 0.5 million shares, respectively, would have been added to basic weighted average common shares outstanding to calculate diluted EPS.
The assumed conversions to common stock of stock options, other stock awards and the Convertible Notes are excluded from weighted average common shares outstanding used to calculated diluted EPS in periods when these items, on an individual basis, have an anti-dilutive effect on diluted EPS. In 2014, 2013 and 2012, the effect of the conversion of the Convertible Notes would have been anti-dilutive because the average trading price of the common stock was below the initial conversion price of $22.45 per share. In addition, certain stock options and other stock awards totaling less than 0.1 million, 0.9 million and 1.9 million in 2014, 2013 and 2012, respectively, were outstanding but not included in the computation of diluted EPS because they were anti-dilutive.